Provident Financial Holdings, Inc.

Fourth Quarter of Fiscal 2019

June 30, 2019

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2020 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$20.99
52-Week Range:	$14.67 - $21.80
Shares Outstanding:	7,486,106 shares
Market Capitalization:	$157.1 million
P/E (ttm):	36.19x
Diluted EPS (ttm):	$0.58
Annual Dividend & Yield:	$0.56 (2.67%)
As of June 30, 2019	

Franchise Overview


Edwards
Edwards Air Force Base
Barstow
W Avenue D
Lancaster
Ludlow
Essex
Needles
Topock
Marine Corps Agcc Twentynine Palms
Twentynine Palms Marine Corps Base
Amboy
Palmdale
Victorville
Santa Clarita
Hesperia
Chubbuck
Lake Havasu
Ventura
Simi Valley
Angeles National Forest
Oxnard
Burbank
Pasadena
Thousand Oaks
Glendale
Fontana
San Bernardino
Yucca Valley
Parker
Pomona
Los Angeles
East Los Angeles
Ontario
Moreno Valley
Banning
Poston
Downey
Norwalk
Riverside
Torrance
Fullerton
Orange
Corona
Perris
Palm Springs
Joshua Tree National Park
Colorado River Indian Reservation
Garden Grove
Santa Ana
Hemet
Cathedral City
Indio
Quartzsite
Huntington Beach
Costa Mesa
La Quinta
Coachella
Blythe
Temecula
Cahuilla I.R.
Santa Rosa I.R.
Laguna Niguel
Camp Pendleton Marine Corps Base
Borrego Springs
Salton Sea
Chocolate Mountain Naval Reservation
Oceanside
Escondido
Calipatria
Carlsbad
Colorado Desert
Anza-Borrego Desert State Park
Brawley
Encinitas
Poway
Santee
50 km
30 mi
El Centro
San Diego
Cleveland National Forest
Calexico
Bing, © 2019 Microsoft Corporation, © 2019 HERE
bing

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income decreases by 2% (sequential quarter)
- Net Interest Margin decreases by one basis point (sequential quarter)
- Operating Expenses decrease by 25% (sequential quarter)
- $2.8 million of expenses ($1.2 million in Q4 2019 and $1.6 million in Q3 2019) related to scaling back the origination of saleable single-family mortgage loans

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$9.1
$9.3
$9.4
$9.8
$9.6
$9.4
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Non-Interest Income



(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.6
$3.6
$1.6
$3.0
$1.4
$3.1
$1.3
$2.3
$1.4
$1.7
$1.3
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$12.4
$11.8
$11.7
$10.9
$13.0
$9.7
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.9
$2.1
$2.2
$2.6
$(0.3)
$1.0
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Pre-Tax Income (Loss)



(In Millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$2.4
$2.3
$2.4
$2.8
$(0.3)
$1.1
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Quarterly Net Income (Loss)



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.7
$1.4
$1.8
$2.0
$(0.2)
$0.8
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Diluted Earnings (Loss) Per Share



$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$-
$(0.05)
$(0.10)
$0.23
$0.18
$0.24
$0.26
$(0.02)
$0.10
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.23%
3.28%
3.30%
3.54%
3.53%
3.52%
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Efficiency Ratio


110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
86.78%
85.03%
84.17%
81.00%
102.65%
90.38%
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
0.59%
0.48%
0.63%
0.69%
(0.05)%
0.29%
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Return on Average Equity


7.50%
5.00%
2.50%
0.00%
(2.50)%
5.76%
4.65%
6.03%
6.42%
(0.49)%
2.60%
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Balances and Activity

Developments

- Loans Held for Investment balance essentially unchanged at June 30, 2019 in comparison to March 31, 2019
- Yield on Loans Held for Investment increases 25 basis points from June 30, 2018
- Deposit costs decline by two basis points from June 30, 2018
- Borrowing costs increase 15 basis points from June 30, 2018

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$104
$95
$87
$92
$109
$100
$894
$903
$877
$875
$884
$880
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$466
$317
$107
$476
$315
$110
$455
$307
$112
$447
$312
$113
$450
$315
$115
$439
$325
$112
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases

(In Millions)



$80
$60
$40
$20
$0
$49
$71
$37
$39
$44
$51
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Balances and Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 06/30/19	Interest Rate	Balance as of 06/30/18	Interest Rate
Single-Family	$ 324,952	4.50%	$ 314,808	4.34%
Multi-Family	439,041	4.52%	476,008	4.20%
Commercial Real Estate	111,928	4.92%	109,726	4.71%
Construction	4,638	7.34%	3,174	6.65%
Other	167	6.50%	167	6.50%
Commercial Business	478	6.72%	500	6.17%
Consumer	134	15.50%	109	14.71%
Total Loans Held for Investment	$ 881,338	4.58%	$ 904,492	4.33%
Advance Payments of Escrows	53		18	
Deferred Loan Costs, net	5,610		5,560	
Allowance for Loan Losses	(7,076)		(7,385)	
Total Loans Held for Investment, net	879,925		902,685	

Loan Composition as of 06/30/19


Other 0%
Construction 0%
Commercial Business 0%
Commercial Real Estate 13%
Consumer 0%
Single-Family 37%
Multi-Family 50%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Balances and Activity

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$111
$126
$111
$111
$101
$101
$245
$238
$233
$224
$210
$193
$677
$670
$669
$649
$667
$648
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 06/30/2019	Rate	At 06/30/2018	Rate
Checking Accounts - Non Interest-Bearing	$ 90,184	- %	$ 86,174	- %
Checking Accounts - Interest-Bearing	257,909	0.12%	259,372	0.11%
Savings Accounts	264,387	0.20%	289,791	0.21%
Money Market Accounts	35,646	0.28%	34,633	0.29%
Time Deposits	193,145	1.12%	237,628	1.05%
Total Deposits	$ 841,271	0.37%	$ 907,598	0.39%
Brokered Deposits Included Above	$ -	- %	$ 1,567	3.88%

Deposit Composition at 06/30/19



11%
23%
4%
31%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 06/30/2019	Rate	At 06/30/2018	Rate
Overnight	$ -	-	$ 15,000	2.08%
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	10,000	1.53%
Over One to Two Years	20,000	3.85%	-	-
Over Two to Three Years	21,107	2.06%	20,000	3.85%
Over Three to Four Years	10,000	2.25%	21,163	2.07%
Over Four to Five Years	30,000	2.25%	10,000	2.25%
Over Five Years	20,000	2.70%	50,000	2.43%
Total Borrowings	$ 101,107	2.62%	$ 126,163	2.47%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio at 0.57% on June 30, 2019
- No outstanding REO
- Early-Stage Delinquencies remain at low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19
Non-Performing Assets	$7,553	$6,963	$7,386	$6,062	$6,115	$6,218
NPA to Total Assets	0.64%	0.59%	0.64%	0.54%	0.55%	0.57%
ALLL to LHI	0.84%	0.81%	0.81%	0.80%	0.79%	0.80%

(Recovery) Provision for Loan Losses



(In Thousands)
$100
$-
$(100)
$(200)
$(300)
$(400)
$(500)
$(600)
$(505)
$(189)
$(237)
$(217)
$4
$(25)
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Non-Performing Asset Composition 06/30/19



0%
1%
15%
0%
0%
0%
84%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,531
$7,385
$7,155
$7,061
$7,080
$7,076
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19
06/30/19

ALLL Allocation as of 06/30/19



1%
0%
0%
0%
38%
15%
46%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At June 30, 2019				At June 30, 2018			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	2	$660	20	$5,206	1	$804	21	$5,993
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	1	971	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	41	-	-	1	64
Consumer Loans	-	-	-	-	2	1	-	-
Total	2	$ 660	22	$ 6,218	3	$ 805	22	$ 6,057

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$39
$(43)
$(7)
$(123)
$(15)
$(21)
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California (1) Balance	Southern California (1) Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$ 104,967	33%	$ 146,963	45%	$ 71,997	22%	$ 1,025	0%	$ 324,952	100%
Multi-Family	70,241	16%	272,282	62%	96,192	22%	326	0%	439,041	100%
Commercial Real Estate	30,551	27%	54,010	48%	27,367	25%	-	0%	111,928	100%
Construction	525	11%	3,579	77%	534	12%	-	0%	4,638	100%
Other	-	0%	-	0%	167	100%	-	0%	167	100%
Total	$ 206,284	24%	$ 476,834	54%	$ 196,257	22%	$ 1,351	0%	$ 880,726	100%

(1) Other than Inland Empire.

Geographic Location 06/30/19



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

(1) Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL
Loan Balance (In Thousands)	$87,718	$1,922	$1,617	$4,593	$7,857	$35,919	$51,339	$75,709	$45,950	$313,624
Weighted Avg. LTV (1)	57%	54%	40%	62%	67%	62%	71%	69%	63%	64%
Weighted Avg. Age (in Years)	13.66	6.83	6.10	4.96	4.07	2.76	2.03	0.99	0.15	4.96
Weighted Avg. FICO (2)	730	755	757	751	747	752	739	744	773	744
Number of Loans	331	10	18	15	12	54	97	131	104	772
Geographic Breakdown (%)										
Inland Empire	37%	17%	57%	26%	20%	25%	36%	43%	10%	32%
Southern California (3)	50%	52%	24%	42%	64%	36%	42%	49%	39%	46%
Other California	12%	31%	19%	32%	16%	39%	22%	8%	51%	22%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL
Loan Balance (In Thousands)	$15,608	$9,763	$24,523	$38,124	$64,539	$105,745	$69,103	$75,675	$35,961	$439,041
Weighted Avg. LTV (1)	37%	48%	47%	50%	51%	47%	48%	45%	52%	48%
Wt. Avg. Debt Coverage Ratio (2)	1.76x	1.90x	1.83x	1.77x	1.69x	1.66x	1.68x	1.57x	1.58x	1.67x
Weighted Avg. Age (in Years)	13.22	6.79	5.88	4.95	3.96	3.00	2.07	1.08	0.23	3.21
Weighted Avg. FICO (2)	727	745	768	767	755	763	750	757	758	757
Number of Loans	38	13	41	65	110	131	111	93	42	644
Geographic Breakdown (%)										
Inland Empire	34%	0%	42%	19%	19%	11%	18%	12%	7%	16%
Southern California (3)	56%	78%	46%	54%	58%	61%	65%	68%	73%	62%
Other California	8%	22%	12%	27%	23%	28%	17%	20%	20%	22%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL (4)(5)
Loan Balance (In Thousands)	$516	$9,319	$5,603	$15,732	$19,136	$14,537	$19,250	$19,780	$8,055	$111,928
Weighted Avg. LTV (1)	37%	43%	0.47	42%	39%	47%	42%	44%	43%	43%
Wt. Avg. Debt Coverage Ratio (2)	1.38x	1.98x	1.68x	1.96x	1.79x	1.59x	1.82x	1.61x	1.40x	1.75x
Weighted Avg. Age (in Years)	10.28	6.73	6.10	4.80	3.94	3.12	1.86	1.04	0.26	3.19
Weighted Avg. FICO (2)	711	742	761	752	757	761	773	754	754	758
Number of Loans	4	7	9	19	25	20	23	29	10	146
Geographic Breakdown (%)										
Inland Empire	68%	78%	16%	47%	31%	12%	26%	10%	0%	27%
Southern California (3)	32%	22%	53%	36%	32%	62%	52%	55%	88%	48%
Other California	0%	0%	31%	17%	37%	26%	22%	35%	12%	25%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $47.3 million in Mixed Use; $21.8 million in Office; $18.2 million in Retail; $8.6 million in Mobile Home Parks; $6.4 million in Warehouse; $4.2 million in Medical/Dental Office; $2.7 million in Mini-Storage; $1.3 million in Restaurant/Fast Food; $1.1 million in Automotive – Non-Gasoline; and $314,000 in Light Industrial/Manufacturing.
(5) Consisting of $105.5 million or 94.3% in investment properties and $6.4 million or 5.7% in owner occupied properties.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.67% cash dividend yield (approximately)
- Repurchased approximately 28,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
100,000
80,000
60,000
40,000
20,000
-
77,681
39,378
-
-
23,748
28,251
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Q4FY19

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19
Tier 1 Leverage Ratio	9.83%	9.96%	9.58%	9.96%	10.17%	10.50%
CET1 Ratio	16.72%	16.81%	16.62%	17.17%	17.24%	18.00%
Tier 1 Risk-Based Capital Ratio	16.72%	16.81%	16.62%	17.17%	17.24%	18.00%
Total Risk-Based Capital Ratio	17.84%	17.90%	17.71%	18.26%	18.34%	19.13%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.40x
1.30x
1.20x
1.10x
1.00x
0.90x

	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19	06/30/19
Price/TBV	1.19x	1.14x	1.12x	1.18x	1.13x	0.95x	1.23x	1.30x

PROVIDENT
Provident Financial Holdings, Inc.